                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES

                                       OF

                                  SIMWARE INC.

                                       AT

                            U.S. $3.75 NET PER SHARE

                                       BY

                               NETMANAGE BID CO.

                          A WHOLLY-OWNED SUBSIDIARY OF
                    PRESTON DELAWARE ACQUISITION CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF

                                NETMANAGE, INC.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON FRIDAY, OCTOBER 29, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                                  CHASEMELLON
                          SHAREHOLDER SERVICES, L.L.C.

            By Mail:                     By Overnight Carrier:                    By Hand:
     ChaseMellon Shareholder            ChaseMellon Shareholder            ChaseMellon Shareholder
        Services, L.L.C.                   Services, L.L.C.                   Services, L.L.C.
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                    85 Challenger Road                    120 Broadway
   South Hackensack, NJ 07606              Mail Stop - Reorg                     13th Floor
                                       Ridgefield Park, NJ 07660             New York, NY 10271

           Facsimile (for Eligible Institutions only): (201) 296-4293
                    To confirm by telephone: (201) 296-4860

                The Canadian Forwarding Agent for the Offer is:

                           CIBC MELLON TRUST COMPANY

                              By Courier or Hand:

                                 199 Bay Street
                              Commerce Court West
                                Securities Level
                                Toronto, Ontario
                                    M5L 1G9
                           Attention: Courier Window
                         In Toronto Call (416) 643-5500
                    All Others Call Toll Free (800) 387-0825

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     PLEASE REFER TO INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL FOR IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING REQUIRED BY THE INTERNAL REVENUE SERVICE AND THE SUBMISSION OF SUBSTITUTE FORM W-9 (FOR U.S. RESIDENTS) OR FORM W-8 (FOR CANADIAN AND OTHER NON-U.S. RESIDENTS) TO THE DEPOSITARY.

The undersigned delivers to you the enclosed certificate(s) representing Shares, details of which are as follows:

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON           SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                   SHARE CERTIFICATE(S))                                (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                      TOTAL NUMBER
                                                                   SHARE                OF SHARES            NUMBER OF
                                                                CERTIFICATE           EVIDENCED BY             SHARES
                                                                 NUMBER(S)*       SHARE CERTIFICATE(S)*      TENDERED**
                                                              -----------------------------------------------------------

                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------
                                                              -----------------------------------------------------------
                                                                  TOTAL SHARES
-------------------------------------------------------------------------------------------------------------------------

   * Need not be completed by shareholders delivering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

            PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

         This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

         DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used herein but not defined in this Letter of Transmittal which are defined in the Offer to Purchase and Offering Circular dated October 1, 1999 shall have the meanings set out in the Offer to Purchase and the Offering Circular (collectively, the "Offer to Purchase").

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

    Name of Tendering Institution:

    Account Number: Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):

    Window Ticket No. (if any):

    Date of Execution of Notice of Guaranteed Delivery:

    Name of Institution which Guaranteed Delivery:

Ladies and Gentlemen:

     The undersigned hereby tenders to NetManage Bid Co., a Nova Scotia unlimited liability company ("Purchaser"), a direct wholly-owned subsidiary of Preston Delaware Acquisition Corporation, a Delaware corporation ("Sub") and an indirect wholly-owned subsidiary of NetManage, Inc., a Delaware corporation, the above-described Common Shares (the "Shares") of Simware Inc., a corporation incorporated under the Canada Business Corporations Act (the "Company"), pursuant to Purchaser's offer to purchase all Shares at U.S. $3.75 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Offering Circular, dated October 1, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or, from time to time, in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer and subject to each shareholder's withdrawal rights, the undersigned hereby irrevocably deposits and sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares), payments, securities, rights, warrants, assets or other interests which may be accrued, declared, paid, issued, distributed, made or transferred on or in respect of such Shares on or after October 1, 1999 (collectively, "Distributions"), and irrevocably constitutes and appoints ChaseMellon Shareholder Services, L.L.C. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares taken up and paid for under the Offer and all Distributions, effective on and after the date the Purchaser takes up and pays for the Shares (the "Effective Date"), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) register or record, transfer and enter the transfer of such Shares and all Distributions on the appropriate register of holders maintained by the Company, (iii) vote, execute and deliver any and all instruments of proxy, authorizations or consents in respect of any and all such Shares and Distributions, revoke any such instruments, authorizations or consents given prior to, on, or after the Effective Date, designate in any such instruments of proxy any person or persons as the proxy or proxy nominee of the undersigned in respect of such Shares and Distributions for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment or adjournments thereof) of holders of securities of the Company, (iv) execute, endorse and negotiate, for and in the name of and on behalf of the undersigned with respect to Shares and Distributions, any and all checks or other instruments respecting any distribution payable to or to the order of the undersigned and (v) exercise any and all rights of the undersigned with respect to such Shares and Distributions.

     The undersigned acknowledges that, if the Company should declare or pay any cash dividend or stock dividend or declare, make or pay any other distribution or payment on, or declare, allot, reserve or issue any securities, rights, warrants or other interests or distributions with respect to the Shares tendered herewith, payable or distributable to the shareholders of record on a record date which is on or after the date of the Offer, then, without prejudice to Purchaser's rights under Section 20 of the Offer "Conditions of the Offer", (i) in the case of any such cash dividend, distribution or payment that does not exceed the purchase price per Share, the purchase price per Share payable by Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend, distribution or payment received in respect of that Share and (ii) in the case of any such non-cash dividend, distribution, payment or right, the whole of any such non-cash dividend, distribution or payment or right, and in the case of any cash dividend, distribution or payment in an amount that exceeds the purchase price per Share, the whole of any such cash dividend, distribution or payment, will be received and held by the depositing shareholder for the account of Purchaser and shall be required to be promptly remitted and transferred by the depositing shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. The undersigned also acknowledges that pending such remittance, Purchaser will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment or right, and may withhold the entire purchase price payable by Purchaser pursuant to the Offer or deduct from the purchase price payable by Purchaser pursuant to the Offer the amount or value thereof, as determined by Purchaser in its sole discretion.

     The undersigned hereby irrevocably appoints Zvi Alon and Gary Anderson, and each of them, as the designees of the Purchaser, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all security interests, liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     To the extent permitted by law, no authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death, incapacity, bankruptcy or insolvency of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, executors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and/or return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and/or all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and/or Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

[ ] CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

Number, class and series of Shares represented by the lost or destroyed certificates:

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue  [ ] Check  [ ] Share Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
                              (ZIP OR POSTAL CODE)

--------------------------------------------------------------------------------
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER IF U.S. RESIDENT)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail  [ ] Check  [ ] Share Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
                              (ZIP OR POSTAL CODE)

--------------------------------------------------------------------------------
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER IF U.S. RESIDENT)

               DEPOSITS PURSUANT TO NOTICE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

[ ] CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Registered Holder:
------------------------------------------------

Date of Execution of Notice
of Guaranteed Delivery:
------------------------------------------------

Name of Institution which
Guaranteed Delivery:
------------------------------------------------

                                   IMPORTANT

                                   SIGN HERE
         (ALSO COMPLETE SUBSTITUTE FORM W-9 OR W-8. SEE INSTRUCTION 9)


             -----------------------------------------------------

             -----------------------------------------------------
                           Signature(s) of Holder(s)

                                 Dated:  , 1999
(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Include Zip or Postal Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Taxpayer Identification or
Social Security No. if U.S. resident:
                                     -------------------------------------------
                        (See Substitute Form W-9 or W-8)


                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Include Zip or Postal Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Date:
     -------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized stock exchange in Canada, a registered national securities exchange in the United States, the National Association of Securities Dealers, Inc., or the Investment Dealers Association of Canada, or by a Canadian chartered bank or trust company in Canada or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book- entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers Automated Quotation
System -- National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. SUBSTITUTE FORMS W-9 AND W-8. U.S. shareholders must submit Substitute Form W-9 to the Depositary and non-U.S. shareholders (including Canadian shareholders) must generally submit Substitute Form W-8 to avoid 31% backup withholding.

     U.S. Shareholders. Under United States federal income tax law, each U.S. Shareholder (as defined in Section 3 "Procedures for Accepting the Offer and Tendering Shares" of Offer to Purchase) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Certain shareholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.

     For a U.S. shareholder to prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such U.S. shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

     See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     Non-U.S. Shareholders. To avoid backup withholding, Non-U.S. shareholders, (as defined in Section 3 "Procedures for Accepting the Offer and Tendering Shares" of Offer to Purchase) including individuals, must generally submit a Substitute Form W-8 to the Depositary, signed under penalties of perjury, attesting to such shareholder's exempt status. To prevent backup withholding on payments made to a shareholder with respect to shares purchased pursuant to the Offer, the Substitute Form W-8 requires a Non-U.S. Shareholder to certify, under penalties of perjury, that the shareholder (1) is a nonresident alien individual or a foreign corporation, partnership or trust, and (2) is not an individual who has been, or who plans to be, present in the United States for a total of 183 days or more during the calendar year, and (3) is not engaged and does not plan to be engaged during the year, in a United States trade or business that has effectively connected gains from transactions with a broker or barter exchange. Substitute Form W-8 is attached to this Letter of Transmittal.

     10. LOST CERTIFICATES. If a Share Certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will assist in making arrangements for the replacement of such share certificates. Please ensure that you provide your telephone number to the Depositary so that the Depositary may contact you if required.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------
             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
--------------------------------------------------------------------------------

 SUBSTITUTE                         PART 1 -- Please provide           Social Security Number(s)
                                    your Taxpayer
 Form W-9                           Identification Number             ----------------------------
 Department of the Treasury         in the box at right and
 Internal Revenue Service           certify by signing and                         or
 PAYER'S REQUEST FOR TAXPAYER       dating below.                       Employer Identification
 IDENTIFICATION NUMBER (TIN)                                                   Number(s)

                                                                      ----------------------------

--------------------------------------------------------------------------------
 PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
 PART 3 -- AWAITING TIN [ ]               PART 4 -- EXEMPT [ ]
--------------------------------------------------------------------------------

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.
--------------------------------------------------------------------------------

 SIGNATURE ________________________________________ DATE _______________________
--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                         PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature: ___________________________________   Date: _________________________
--------------------------------------------------------------------------------

NOTE: IF YOU ARE A U.S. SHAREHOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                          Please provide your U.S. taxpayer                Social Security Number(s)
                                     identification number, if any, in the
 FORM W-8                            box at right.                                                or
 DEPARTMENT OF THE TREASURY                                                            Employer Identification
 INTERNAL REVENUE SERVICE                                                                     Number(s)
 CERTIFICATE OF FOREIGN STATUS
                                                                                --------------------------------------
------------------------------------------------------------------------------------------------------------------------

  CERTIFICATION. --

       Under penalties of perjury, I certify that: (please check applicable box(es))

       [ ] For INTEREST PAYMENTS and DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate or trust).

       [ ] For BROKER TRANSACTIONS or BARTER EXCHANGES, I (1) am a nonresident alien individual or a foreign corporation, partnership or trust, and (2) am not an individual who has been, or who plans to be, present in the United States for a total of 183 days or more during the calendar year, and (3) am not engaged and do not plan to be engaged during the year, in a United States trade or business that has effectively connected gains from transactions with a broker or barter exchange.

--------------------------------------------------------------------------------

  SIGNATURE____________________________________ DATE_____________, 199______

--------------------------------------------------------------------------------

     NOTE: IF YOU ARE A NON-U.S. SHAREHOLDER, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. THIS FORM MUST BE COMPLETED IN ACCORDANCE WITH APPLICABLE INSTRUCTIONS AND OTHER REQUIREMENTS. ADDITIONAL INFORMATION MAY BE FOUND IN THE INSTRUCTIONS TO FORM W-8 AND IN IRS PUBLICATION 515, BOTH OF WHICH ARE AVAILABLE FROM THE DEPOSITARY ON REQUEST.

                    The Information Agent for the Offer is:

                         MACKENZIE PARTNERS, INC. LOGO
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885

                      The Dealer Manager for the Offer is:

                            CIBC WORLD MARKETS LOGO
                           One World Financial Center
                            New York, New York 10281
                                 (212) 667-6345